                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):     OCTOBER 15, 1998



                        CB RICHARD ELLIS SERVICES, INC.
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            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


     DELAWARE                     001-12231                     52-1616016
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 (STATE OR OTHER              (COMMISSION FILE                (IRS EMPLOYER
 JURISDICTION OF                  NUMBER)                   IDENTIFICATION NO.)
  INCORPORATION)




        533 SOUTH FREMONT AVENUE, LOS ANGELES, CALIFORNIA              90071
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            (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                 (ZIP CODE)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE  (213) 613-3123
                                                          ---------------



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         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)
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ITEM 5.   OTHER EVENTS

     On October 15, 1998, James J. Didion, Chairman of the Board and Chief Executive Officer of CB Richard Ellis Services, Inc. (the "Company"), issued a letter to the Company's shareholders discussing the recent decline of the Company's common stock price and related investment community concerns. The letter is filed as an exhibit hereto.

     On October 15, 1998, the Company issued a press release announcing that the Company's Board of Directors approved a stock repurchase program under which the Company will begin purchasing up to $10 million of its common stock during the period beginning October 16, 1998 through December 31, 1998. The press release is filed as an exhibit hereto.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (c)  The following are furnished as exhibits to this report:

     99.1 Letter dated October 1998 from James J. Didion, Chairman of the Board and Chief Executive Officer of CB Richard Ellis Services, Inc.

     99.2 Press release dated October 15, 1998 issued by CB Richard Ellis Services, Inc.

     This report may contain forward-looking statements as well as historical information. Forward-looking statements, which are included in accordance with the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, may involve known and unknown risks, uncertainties and other factors that may cause the company's actual results and performance in future periods to be materially different from any future results or performance suggested by the forward-looking statements in the report. Such forward-looking statements speak only as of the date of this report. The company expressly disclaims any obligation to update or revise any forward-looking statements found herein to reflect any changes in company expectations or results or any change in events.

                                      -2-
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                                  SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              CB RICHARD ELLIS SERVICES, INC.



Date: October 15, 1998        By:   /s/ Debra L. Morris
                                 -----------------------------------
                                  Debra L. Morris
                                  Global Chief Accounting Officer

                                      -3-
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                                 EXHIBIT INDEX

EXHIBIT
NUMBER                   DESCRIPTION OF EXHIBIT
------                   ----------------------


99.1 Letter dated October 1998 from James J. Didion, Chairman of the Board and Chief Executive Officer of CB Richard Ellis Services, Inc.

99.2 Press release dated October 15, 1998 issued by CB Richard Ellis Services, Inc.